Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended June 30, 2024
– Quarterly GAAP Earnings of $0.24 and Distributable Earnings (DE) of $0.48 per Diluted Share –
– Paid Dividend of $0.48 per Share and Declared $0.48 Dividend for each of the next Two Quarters –
– Received Repayments of $0.9 Billion in the Quarter –
– Repriced our $591.0 Million Term Loan B, Reducing Spread by 50 bps to S+275 –
– Received 8th Nareit Gold Investor CARE (Communications & Reporting Excellence) Award –
– LNR’s Commercial Special Servicer Rating of CSS1 (Highest Rating Possible) Reaffirmed by Fitch –

GREENWICH, Conn., August 6, 2024 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2024. The Company’s second quarter 2024 GAAP net income was $77.9 million, inclusive of a $42.7 million credit loss provision, and Distributable Earnings (a non-GAAP financial measure) was $157.8 million.

“We strategically diversified Starwood Property Trust into investment cylinders other than commercial lending as we saw risk and reward shift. Today, more than 40% of our assets are outside of our commercial lending book. This diversification, along with our low leverage ratios, have allowed us to outperform in what has been a tough correction for real estate. We think the roughest patch for the property sector globally is behind us, and the U.S. and Europe will be moving into an easing cycle.

We have delivered a consistent dividend and a greater than 10% annualized return since our inception 15 years ago. While some businesses slow, others have accelerated. Our special servicing team now has nearly $10 billion of assignments, up 40% from the beginning of the year. Our conduit had a superb first half of the year and our property book, concentrated in affordable housing, continues to exhibit meaningful and continued rental growth,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“In addition to the benefits of diversification, we remain well positioned with over $4.00 per share of embedded gains in our owned property portfolio, $1.2 billion of liquidity and $4.5 billion of unencumbered assets. Our liquidity and access to capital has uniquely allowed us to continue to invest across our businesses in every quarter since inception. This consistency and stability of our diversified portfolio provided our Board the confidence to declare our $0.48 per share quarterly dividend for the remainder of 2024,” added Jeffrey DiModica, President of Starwood Property Trust.

“In the quarter, we were awarded our 8th Nareit gold award in the last ten years. The award is granted to the mortgage REIT that exemplifies excellence in investor reporting and communications, further demonstrating our long-term commitment to our stakeholders,” added Zachary Tanenbaum, Head of Investor Relations.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.
Webcast and Conference Call Information
The Company will host a live webcast and conference call on Tuesday, August 6, 2024, at 10:00 a.m. Eastern Time. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13742860
The playback can be accessed through August 20, 2024.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of June 30, 2024, the Company has successfully deployed over $98 billion of capital since inception and manages a portfolio of $26 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended June 30, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$358,749	$64,218	$—	$4,465	$—	$427,432	$—	$427,432
Interest income from investment securities	29,373	130	—	24,637	—	54,140	(37,140)	17,000
Servicing fees	124	—	—	20,025	—	20,149	(4,116)	16,033
Rental income	3,987	—	15,736	5,736	—	25,459	—	25,459
Other revenues	1,323	888	235	750	706	3,902	—	3,902
Total revenues	393,556	65,236	15,971	55,613	706	531,082	(41,256)	489,826
Costs and expenses:
Management fees	192	—	—	—	30,325	30,517	—	30,517
Interest expense	216,511	37,875	11,652	8,475	70,084	344,597	(208)	344,389
General and administrative	17,745	4,230	1,202	23,691	4,214	51,082	—	51,082
Costs of rental operations	3,412	—	5,545	3,113	—	12,070	—	12,070
Depreciation and amortization	2,136	15	5,926	1,795	252	10,124	—	10,124
Credit loss provision (reversal), net	42,995	(286)	—	—	—	42,709	—	42,709
Other expense	26	—	35	224	—	285	—	285
Total costs and expenses	283,017	41,834	24,360	37,298	104,875	491,384	(208)	491,176
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	17,180	17,180
Change in fair value of servicing rights	—	—	—	885	—	885	10	895
Change in fair value of investment securities, net	(274)	—	—	(23,710)	—	(23,984)	24,351	367
Change in fair value of mortgage loans, net	47,711	—	—	16,710	—	64,421	—	64,421
Income from affordable housing fund investments	—	—	6,446	—	—	6,446	—	6,446
Earnings (loss) from unconsolidated entities	1,671	(58)	—	550	—	2,163	(493)	1,670
Gain (loss) on derivative financial instruments, net	9,120	41	267	709	(9,151)	986	—	986
Foreign currency gain, net	6,858	17	10	—	—	6,885	—	6,885
Loss on extinguishment of debt	—	(60)	(1,045)	—	—	(1,105)	—	(1,105)
Other loss, net	(2,515)	—	(277)	—	—	(2,792)	—	(2,792)
Total other income (loss)	62,571	(60)	5,401	(4,856)	(9,151)	53,905	41,048	94,953
Income (loss) before income taxes	173,110	23,342	(2,988)	13,459	(113,320)	93,603	—	93,603
Income tax (provision) benefit	(10,787)	130	—	(5,221)	—	(15,878)	—	(15,878)
Net income (loss)	162,323	23,472	(2,988)	8,238	(113,320)	77,725	—	77,725
Net (income) loss attributable to non-controlling interests	(4)	—	(5,637)	5,806	—	165	—	165
Net income (loss) attributable to Starwood Property Trust, Inc.	$162,319	$23,472	$(8,625)	$14,044	$(113,320)	$77,890	$—	$77,890

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended June 30, 2024
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$162,319	$23,472	$(8,625)	$14,044	$(113,320)	$77,890
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,660	—	—	4,660
Non-controlling interests attributable to unrealized gains/losses	—	—	(2,285)	(9,470)	—	(11,755)
Non-cash equity compensation expense	2,538	508	99	1,576	5,947	10,668
Management incentive fee	—	—	—	—	3,510	3,510
Depreciation and amortization	2,285	5	6,012	1,888	—	10,190
Interest income adjustment for securities	5,367	—	—	7,256	—	12,623
Consolidated income tax provision (benefit) associated with fair value adjustments	10,787	(130)	—	5,221	—	15,878
Other non-cash items	4	—	278	(390)	(9)	(117)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(47,711)	—	—	(16,710)	—	(64,421)
Credit loss provision (reversal), net	42,995	(286)	—	—	—	42,709
Securities	274	—	—	23,710	—	23,984
Woodstar Fund investments	—	—	(6,446)	—	—	(6,446)
Derivatives	(9,120)	(41)	(267)	(709)	9,151	(986)
Foreign currency	(6,858)	(17)	(10)	—	—	(6,885)
(Earnings) loss from unconsolidated entities	(1,671)	58	—	(550)	—	(2,163)
Recognition of Distributable realized gains / (losses) on:
Loans	(1,003)	—	—	15,778	—	14,775
Securities	(298)	—	—	(5,913)	—	(6,211)
Woodstar Fund investments	—	—	17,593	—	—	17,593
Derivatives	30,351	89	3,006	1,020	(11,176)	23,290
Foreign currency	(3,074)	3	10	—	—	(3,061)
Earnings (loss) from unconsolidated entities	1,670	(13)	—	370	—	2,027
Distributable Earnings (Loss)	$188,855	$23,648	$14,025	$37,121	$(105,897)	$157,752
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.58	$0.07	$0.04	$0.11	$(0.32)	$0.48

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the six months ended June 30, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$753,221	$130,616	$—	$7,087	$—	$890,924	$—	$890,924
Interest income from investment securities	60,778	268	—	45,781	—	106,827	(71,621)	35,206
Servicing fees	252	—	—	33,064	—	33,316	(7,594)	25,722
Rental income	7,552	—	36,511	10,243	—	54,306	—	54,306
Other revenues	2,306	1,280	362	1,498	1,310	6,756	—	6,756
Total revenues	824,109	132,164	36,873	97,673	1,310	1,092,129	(79,215)	1,012,914
Costs and expenses:
Management fees	384	—	—	—	76,147	76,531	—	76,531
Interest expense	452,660	76,848	24,950	16,792	129,513	700,763	(418)	700,345
General and administrative	34,573	10,185	2,465	47,158	7,364	101,745	—	101,745
Costs of rental operations	5,437	—	11,252	5,725	—	22,414	—	22,414
Depreciation and amortization	4,085	29	11,781	3,544	503	19,942	—	19,942
Credit loss provision, net	77,972	576	—	—	—	78,548	—	78,548
Other expense	756	—	35	168	—	959	—	959
Total costs and expenses	575,867	87,638	50,483	73,387	213,527	1,000,902	(418)	1,000,484
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	27,266	27,266
Change in fair value of servicing rights	—	—	—	(2,496)	—	(2,496)	3,619	1,123
Change in fair value of investment securities, net	(7,265)	—	—	(40,168)	—	(47,433)	48,715	1,282
Change in fair value of mortgage loans, net	7,034	—	—	28,374	—	35,408	—	35,408
Income from affordable housing fund investments	—	—	15,894	—	—	15,894	—	15,894
Earnings (loss) from unconsolidated entities	9,016	269	—	863	—	10,148	(803)	9,345
(Loss) gain on sale of investments and other assets, net	(41)	—	92,003	—	—	91,962	—	91,962
Gain (loss) on derivative financial instruments, net	120,072	163	1,988	3,721	(23,019)	102,925	—	102,925
Foreign currency (loss) gain, net	(34,960)	(67)	42	—	—	(34,985)	—	(34,985)
Gain (loss) on extinguishment of debt	315	(620)	(2,254)	—	—	(2,559)	—	(2,559)
Other (loss) income, net	(5,191)	40	(277)	6	—	(5,422)	—	(5,422)
Total other income (loss)	88,980	(215)	107,396	(9,700)	(23,019)	163,442	78,797	242,239
Income (loss) before income taxes	337,222	44,311	93,786	14,586	(235,236)	254,669	—	254,669
Income tax (provision) benefit	(11,508)	258	—	(5,834)	—	(17,084)	—	(17,084)
Net income (loss)	325,714	44,569	93,786	8,752	(235,236)	237,585	—	237,585
Net (income) loss attributable to non-controlling interests	(7)	—	(11,862)	6,506	—	(5,363)	—	(5,363)
Net income (loss) attributable to Starwood Property Trust, Inc.	$325,707	$44,569	$81,924	$15,258	$(235,236)	$232,222	$—	$232,222

Reconciliation of Net Income to Distributable Earnings
For the six months ended June 30, 2024
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$325,707	$44,569	$81,924	$15,258	$(235,236)	$232,222
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	9,319	—	—	9,319
Non-controlling interests attributable to unrealized gains/losses	—	—	(3,963)	(11,523)	—	(15,486)
Non-cash equity compensation expense	4,738	964	185	3,173	11,654	20,714
Management incentive fee	—	—	—	—	22,593	22,593
Depreciation and amortization	4,384	10	11,951	3,731	—	20,076
Interest income adjustment for securities	10,948	—	—	17,261	—	28,209
Consolidated income tax provision (benefit} associated with fair value adjustments	11,508	(258)	—	5,834	—	17,084
Other non-cash items	7	—	552	(352)	—	207
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(7,034)	—	—	(28,374)	—	(35,408)
Credit loss provision, net	77,972	576	—	—	—	78,548
Securities	7,265	—	—	40,168	—	47,433
Woodstar Fund investments	—	—	(15,894)	—	—	(15,894)
Derivatives	(120,072)	(163)	(1,988)	(3,721)	23,019	(102,925)
Foreign currency	34,960	67	(42)	—	—	34,985
Earnings from unconsolidated entities	(9,016)	(269)	—	(863)	—	(10,148)
Sales of properties	—	—	(92,003)	—	—	(92,003)
Recognition of Distributable realized gains / (losses) on:
Loans	(3,398)	—	—	27,420	—	24,022
Realized credit loss	—	(1,546)	—	—	—	(1,546)
Securities	(9,292)	—	—	(37,895)	—	(47,187)
Woodstar Fund investments	—	—	35,203	—	—	35,203
Derivatives	71,085	184	8,823	5,373	(20,325)	65,140
Foreign currency	(8,675)	(12)	42	—	—	(8,645)
Earnings (loss) from unconsolidated entities	2,994	(29)	—	683	—	3,648
Sales of properties	—	—	39,150	—	—	39,150
Distributable Earnings (Loss)	$394,081	$44,093	$73,259	$36,173	$(198,295)	$349,311
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.21	$0.14	$0.22	$0.11	$(0.61)	$1.07

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of June 30, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$8,935	$134,806	$28,757	$8,919	$77,850	$259,267	$—	$259,267
Restricted cash	51,957	51,855	1,049	4,634	66,940	176,435	—	176,435
Loans held-for-investment, net	13,923,013	2,371,596	—	—	—	16,294,609	—	16,294,609
Loans held-for-sale	2,503,967	—	—	316,059	—	2,820,026	—	2,820,026
Investment securities	1,046,972	17,886	—	1,104,981	—	2,169,839	(1,504,125)	665,714
Properties, net	476,004	—	662,726	67,941	—	1,206,671	—	1,206,671
Investments of consolidated affordable housing fund	—	—	2,004,983	—	—	2,004,983	—	2,004,983
Investments in unconsolidated entities	25,917	52,960	—	33,360	—	112,237	(14,813)	97,424
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	12,043	—	23,589	60,878	—	96,510	(34,246)	62,264
Derivative assets	65,522	—	2,677	2,331	—	70,530	—	70,530
Accrued interest receivable	174,982	14,834	286	1,644	5,368	197,114	—	197,114
Other assets	156,597	16,571	51,189	16,160	68,610	309,127	—	309,127
VIE assets, at fair value	—	—	—	—	—	—	39,665,392	39,665,392
Total Assets	$18,445,909	$2,779,917	$2,775,256	$1,757,344	$218,768	$25,977,194	$38,112,208	$64,089,402
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$160,221	$39,912	$10,643	$35,395	$98,411	$344,582	$—	$344,582
Related-party payable	—	—	—	—	27,849	27,849	—	27,849
Dividends payable	—	—	—	—	153,422	153,422	—	153,422
Derivative liabilities	29,358	—	—	—	46,773	76,131	—	76,131
Secured financing agreements, net	8,861,573	809,128	478,548	640,878	1,333,278	12,123,405	(20,546)	12,102,859
Collateralized loan obligations and single asset securitization, net	2,379,206	1,144,515	—	—	—	3,523,721	—	3,523,721
Unsecured senior notes, net	—	—	—	—	2,754,370	2,754,370	—	2,754,370
VIE liabilities, at fair value	—	—	—	—	—	—	38,132,695	38,132,695
Total Liabilities	11,430,358	1,993,555	489,191	676,273	4,414,103	19,003,480	38,112,149	57,115,629
Temporary Equity: Redeemable non-controlling interests	—	—	414,095	—	—	414,095	—	414,095
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,241	3,241	—	3,241
Additional paid-in capital	1,160,903	569,115	(391,738)	(624,371)	5,192,744	5,906,653	—	5,906,653
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	5,840,613	217,247	2,056,463	1,571,657	(9,253,298)	432,682	—	432,682
Accumulated other comprehensive income	13,920	—	—	—	—	13,920	—	13,920
Total Starwood Property Trust, Inc. Stockholders’ Equity	7,015,436	786,362	1,664,725	947,286	(4,195,335)	6,218,474	—	6,218,474
Non-controlling interests in consolidated subsidiaries	115	—	207,245	133,785	—	341,145	59	341,204
Total Permanent Equity	7,015,551	786,362	1,871,970	1,081,071	(4,195,335)	6,559,619	59	6,559,678
Total Liabilities and Equity	$18,445,909	$2,779,917	$2,775,256	$1,757,344	$218,768	$25,977,194	$38,112,208	$64,089,402